SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 30, 2003
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                Date of report (Date of earliest event reported)

                             NetScout Systems, Inc.
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             (Exact name of Registrant as specified in its charter)

             Delaware                    0000-26251              04-2837575
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                               310 Littleton Road
                          Westford, Massachusetts 01886
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                    (Address of Principal Executive Offices)

                                 (978) 614-4000
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               Registrant's telephone number, including area code

                         Exhibit Index Located on Page 4
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial statements of businesses acquired. Not applicable.

      (b) Pro forma financial information. Not applicable.

      (c) Exhibits.

Exhibit No.    Description

99.1           Press release dated April 30, 2003.

Item 9. Regulation FD Disclosure. (The information below is being furnished under Item 12. Results of Operations and Financial Condition.)

      This Current Report on Form 8-K of NetScout Systems, Inc. (the "Company") is intended to be furnished under "Item 12. Results of Operations and Financial Condition" but is instead furnished under "Item 9. Regulation FD Disclosure" in accordance with Securities and Exchange Commission Release No. 33-8216. The following information and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

      On April 30, 2003, the Company issued a press release and plans to hold a conference call regarding its financial results for the quarter and year ended March 31, 2003. The Company's press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Use of Non-GAAP Financial Information

      To supplement our condensed consolidated financial statements presented in the press release in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses non-GAAP measures of operating results, net loss, net income, net loss per share and net income per share, which are adjusted from results based on GAAP to exclude non-cash acquisition and equity based charges, namely costs associated with the Company's acquisition of NextPoint Networks, Inc. in July 2000 and costs associated with stock based compensation. Management believes these non-GAAP financial measures enhance the user's overall understanding of our current financial performance and our prospects for the future and, additionally, uses these non-GAAP financial measures for the general purpose of analyzing and managing the Company's business. Specifically, we believe the non-GAAP financial measures provide useful information to both management and investors by excluding certain charges that we believe are not indicative of our core operating results. In addition, we believe that the investment community has historically used our non-GAAP financial results to evaluate our financial performance, and we have historically reported both GAAP and non-GAAP results to the investment community. The presentation of this additional information is not meant to be considered superior to, in isolation from or as a substitute for results prepared in accordance with GAAP.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NETSCOUT SYSTEMS, INC.

Date: April 30, 2003                      By:
                                              --------------------------------
                                              David P. Sommers
                                              Chief Financial Officer and Senior
                                              Vice President, General Operations
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                                  EXHIBIT INDEX

Exhibit No.    Description

99.1           Press release dated April 30, 2003.